Virtus Small-Cap Growth Series and Virtus Small-Cap Value Series,

each a series of Virtus Variable Insurance Trust

Supplement dated December 31, 2014 to the Statutory Prospectuses and Statement of Information (“SAI”) dated April 30, 2014

Important Notice to Investors

Virtus Small-Cap Growth Series

Effective January 1, 2015, the second paragraph under “The Subadviser” in the section “Management of the Series” in the Series statutory prospectus is hereby replaced with the following: “From its investment advisory fee, VIA, not the Series, pays Kayne for its subadvisory services at the rate of 50% of the net advisory fee.”

Virtus Small-Cap Value Series

Effective January 1, 2015, the second paragraph under “The Subadviser” in the section “Management of the Series” in the Series statutory prospectus is hereby replaced with the following: “From its investment advisory fee, VIA, not the Series, pays Kayne for its subadvisory services at the rate of 50% of the net advisory fee.”

Both Funds

In the SAI under “Subadvisers and Subadvisory Agreements,” the table showing subadvisory fees paid to Kayne Anderson Rudnick Investment Management LLC, the rows for each of the Series are hereby replaced with the following:

Series	Subadvisory Fee
Small-Cap Growth Series	50% of the net advisory fee
Small-Cap Value Series	50% of the net advisory fee

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VVIT SCG&SCV SAFeeNet (12/2014)